Exhibit 10.74

Execution Version

AMENDMENT TO THE COMMON TERMS AGREEMENT

This Amendment to the Common Terms Agreement (this “Amendment”), dated as of January 20, 2017 amends the Second Amended and Restated Common Terms Agreement, dated as of June 30, 2015 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Common Terms Agreement”), by and among Sabine Pass Liquefaction, LLC, a Delaware limited liability company (the “Borrower”), Société Générale as the Secured Debt Holder Group Representative for the Commercial Banks Facility, as the Common Security Trustee (in such capacity, the “Common Security Trustee”) and as the Intercreditor Agent (in such capacity, the “Intercreditor Agent”), Shinhan Bank New York Branch, as the Secured Debt Holder Group Representative for the KEXIM Direct Facility and the KEXIM Covered Facility, The Korea Development Bank New York Branch, as the Secured Debt Holder Group Representative for the KSURE Covered Facility, The Bank of Nova Scotia, as the Secured Debt Holder Group Representative for the Working Capital Debt and other Secured Debt Holder Group Representatives party thereto from time to time, the Secured Hedge Representatives and the Secured Gas Hedge Representatives party thereto from time to time. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Common Terms Agreement.

WHEREAS, the Borrower has requested that the Secured Debt Holder Group Representatives for the Commercial Banks Facility, the KEXIM Direct Facility, the KEXIM Covered Facility, the KSURE Covered Facility and the Working Capital Debt, the Common Security Trustee, the Intercreditor Agent, and each of the Facility Lenders and the Working Capital Lenders (collectively, the “Lenders” and each individually, a “Lender”) agree to amend the Common Terms Agreement as set forth in Section 1 herein;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Amendment to Schedule 1. Pursuant to Section 10.1 of the Common Terms Agreement and Section 4.1(i) of the Intercreditor Agreement, the Borrower, the Secured Debt Holder Group Representatives for the Commercial Banks Facility, the KEXIM Direct Facility, the KEXIM Covered Facility, the KSURE Covered Facility and the Working Capital Debt, the Common Security Trustee, the Intercreditor Agent, and each Lender agrees that:

1.1    Schedule 1 to the Common Terms Agreement is hereby amended by adding the following definitions (inserted in proper alphabetical sequence):

“‘Basis Swap’ means a commodity derivative contract that is cash-settled based on the difference between: (1) the price of natural gas at one particular pricing point and (2) the price of natural gas at a different delivery location or pricing point.

‘First of Month Index’ means a price which represents the most commonly traded fixed price at a major trading point and as published by

Inside FERC Gas Market Report (“IFERC” or any successor publication widely used to establish index pricing in the U.S. natural gas trading market).

‘Fixed-Float Futures Swap’ means a contract which entitles the buyer of the contract to pay a fixed price for natural gas and the seller to pay a floating price equal to the final settlement price of the Futures Contract settlement prices. The Fixed-Float Futures Swap shall be settled financially, via exchange of cash payment at the expiration of the underlying Futures Contract, rather than physically.

‘Futures Contract’ means a contract which entitles the buyer of the contract to claim physical delivery of natural gas from the seller at a specified contract delivery point at a specified date in the future and entitles the seller to deliver the physical commodity to the buyer under the same conditions. The price between the buyer and the seller shall be transacted at the price of final settlement on a monthly basis.

‘Index Swap’ means a contract which entitles the buyer of the contract to pay one index price (e.g. First of Month Index) and entitles the seller to pay a different index price (e.g. the daily average). The index swap is settled financially via exchange of cash payment at the expiration of the underlying Futures Contract.

‘NYMEX’ means the New York Mercantile Exchange, a wholly owned subsidiary of the Chicago Mercantile Exchange.

‘NYMEX Natural Gas Futures Contract’ means the Futures Contract for natural gas on NYMEX, which is used for the physical receipt and/or delivery of gas at the Henry Hub located in Erath, Louisiana.

‘Swing Swap’ means a contract which entitles the buyer of the contract to pay a fixed price for natural gas and the seller to pay the gas daily average at a defined location for a defined period of time. The Swing Swap is settled financially, via exchange of cash payment each day as the gas daily average is settled, rather than physically.”

1.2    Schedule 1 to the Common Terms Agreement is hereby amended by replacing the definition of “Permitted Hedging Agreement” in its entirety with the following:

“‘Permitted Hedging Agreement’ means any:

(a)     Interest Rate Protection Agreements;

(b)     the following gas hedging contracts:

(i)    Futures Contracts, Fixed-Float Futures Swaps, NYMEX Natural Gas Futures Contracts and Swing Swaps for gas hedging purposes for up to a maximum

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of 55 TBtu (or 78 TBtu, if Train 6 Debt is incurred in connection with Section 2.7 of the Common Terms Agreement or otherwise approved in accordance with the Financing Documents) of gas utilizing intra-month and up to three prompt month contracts;

(ii)    Index Swaps for gas hedging purposes for up to a maximum of 62 TBtu per month (or 74.4 TBtu per month, if Train 6 Debt is incurred in connection with Section 2.7 of the Common Terms Agreement or otherwise approved in accordance with the Financing Documents) of gas utilizing up to three prompt month contracts; and

(iii)    Basis Swaps for gas hedging purposes for up to a maximum of 62 TBtu per month (or 74.4 TBtu per month, if Train 6 Debt is incurred in connection with Section 2.7 of the Common Terms Agreement or otherwise approved in accordance with the Financing Documents) of gas utilizing up to three prompt month contracts.”

Section 2.    Effectiveness. This Amendment shall become effective as of the date hereof only upon the execution of this Amendment by the Common Security Trustee and receipt by the Common Security Trustee of executed counterparts of this Amendment by each of the Borrower, the Intercreditor Agent, the Secured Debt Holder Group Representatives for the Commercial Banks Facility, the KEXIM Direct Facility, the KEXIM Covered Facility, the KSURE Covered Facility and the Working Capital Debt, and the Required Secured Parties constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement).

Section 3.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

3.1    no Default or Event of Default has occurred and is continuing as of the date hereof or will result from the consummation of the transactions contemplated by the Amendment; and

3.2    each of the representations and warranties of the Borrower in the Common Terms Agreement and the other Financing Documents is true and correct in all material respects except for (A) those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date) and (B) the representations and warranties that, pursuant to Section 4.1(b) (General) of the Common Terms Agreement, are not deemed repeated.

Section 4.    Financing Document. This Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Common Terms Agreement.

Section 5.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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Section 6.    Headings. All headings in this Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 7.    Binding Nature and Benefit. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 8.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or portable document format (“pdf’) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 9.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Common Terms Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

Section 10.    Direction to Secured Credit Facilities Debt Holder Group Representatives, Intercreditor Agent and Common Security Trustee.

a.	[With respect to the Term Loan A Credit Agreement, by their signature below, each of the undersigned Commercial Bank Lenders instructs the Commercial Banks Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment;]

b.	[with respect to the KEXIM Direct Facility, by its signature below, KEXIM instructs the KEXIM Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment; ]

c.	[with respect to the KEXIM Covered Facility, by its signature below, in accordance with Section 9.13 of the KEXIM Covered Facility Agreement, KEXIM instructs the KEXIM Facility Agent, on behalf of all KEXIM Covered Facility Lenders, to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment;]

d.	[with respect to the KSURE Covered Facility, in accordance with Section 9.13 of the KSURE Covered Facility Agreement, KSURE instructs the KSURE Covered Facility Agent, on behalf of all KSURE Covered Facility Lenders, to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment;]

e.	[with respect to the Working Capital Facility, by their signature below, each of the undersigned Working Capital Facility Lenders instructs the Working Capital Facility Agent to (i) execute this Amendment and (ii) direct the Intercreditor Agent to execute this Amendment;]

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f.	based on the instructions above, each of the [Commercial Banks Facility Agent,] [the KSURE Covered Facility Agent,] [the KEXIM Facility Agent] and the [Working Capital Facility Agent,] constituting the Majority Aggregate Secured Credit Facilities Debt Participants (as defined in the Intercreditor Agreement), hereby directs the Intercreditor Agent to (i) execute this Amendment and (ii) direct the Common Security Trustee to execute this Amendment; and

g.	by its signature below, the Intercreditor Agent, in such capacity, hereby directs the Common Security Trustee to execute this Amendment.

[Remainder of the page left intentionally blank.]

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

SABINE PASS LIQUEFACTION, LLC, as the Borrower

By:	/s/ Lisa C. Cohen
Name:	Lisa C. Cohen
Title:	Treasurer

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SOCIÉTÉ GÉNÉRALE, as Common Security Trustee and Secured Debt Holder Group Representative for the Commercial Banks Facility

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

SOCIÉTÉ GÉNÉRALE, as the Intercreditor Agent

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

SOCIÉTÉ GÉNÉRALE, as Commercial Bank Lender, Swing Line Lender and Working Capital Lender

By:	/s/ Ellen Turkel
Name:	Ellen Turkel
Title:	Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE EXPORT-IMPORT BANK OF KOREA

By:	/s/ Tae-Hyung Lee
Name:	Tae-Hyung Lee
Title:	Director General

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SHINHAN BANK NEW YORK BRANCH,

as the Secured Debt Holder Group Representative for the KEXIM Direct Facility, the Secured Debt Holder Group Representative for the KEXIM Covered Facility and the KEXIM Facility Agent

By:	/s/ Jinsoo Bae
Name:	Jinsoo Bae
Title:	Genera Manager Shinhan Bank New York Branch

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE KOREA DEVELOPMENT BANK NEW YORK BRANCH,

as the Secured Debt Holder Group Representative for the KSURE Covered Facility and the KSURE Covered Facility Agent

By:	/s/ Nakjoo Seong
Name:	Nakjoo Seong
Title:	General Manager

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE BANK OF NOVA SCOTIA,

as the Secured Debt Holder Group Representative for the Working Capital Facility

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

THE BANK OF NOVA SCOTIA, as Commercial Bank Lender, Senior Issuing Bank and Working Capital Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

ABN AMRO CAPITAL USA LLC, as Commercial Bank Lender, Senior Issuing Bank and Working Capital Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Casey Lowary
Name:	Casey Lowary
Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

BANCO SANTANDER BANK, S.A., as Commercial Bank Lender

By:	/s/ Helena González
Name:	Helena González
Title:

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SANTANDER BANK, N.A., as Commercial Bank Lender

By:	/s/ Manuel Garcia
Name:	Manuel Garcia
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

BANK OF AMERICA, N.A., as Commercial Bank Lender

By:	/s/ Ronald E. McKaig
Name:	Ronald E. McKaig
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Commercial Bank Lender and Working Capital Lender

By:	/s/ Billy Tracy
Name:	Billy Tracy
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Commercial Bank Lender

By:	/s/ Frederic Petit
Name: Frederic Petit
Title: Director

By:	/s/ Kenneth Ricciardi
Name: Kenneth Ricciardi
Title: Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Commercial Bank Lender

By:	/s/ Nupur Kumar
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

GOLDMAN SACHS BANK USA, as Commercial Bank Lender

By:	/s/ Eddie Ashagba
Name:	Eddie Ashagba
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

HSBC BANK USA, NATIONAL ASSOCIATION, as Commercial Bank Lender, Senior Issuing Bank and Working Capital Lender

By:	/s/ James Kaiser
Name:	James Kaiser
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BANK, as Commercial Bank Lender and Working Capital Lender

By:	/s/ Guoshell Sien
Name:	Guoshell Sien
Title:	DGM

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

ING CAPITAL LLC, as Commercial Bank Lender, Senior Issuing Bank and Working Capital Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Cheryl LaBelle
Name:	Cheryl LaBelle
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

INTESA SANPAOLA S.P.A., NEW YORK BRANCH, as Commercial Bank Lender

By:	/s/ Francesco DiMario
Name:	Francesco DiMario
Title:	First Vice President

By:	/s/ Nicholas A. Matacchieri
Name:	Nicholas A. Matacchieri
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

JP MORGAN CHASE BANK, N.A., as Commercial Bank Lender

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH, as Commercial Bank Lender and Working Capital Lender

By:	/s/ A. Bruns
Name:	A. Bruns
Title:	VP

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

LLOYDS BANK PLC, as Commercial Bank Lender and Working Capital Lender

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President

By:	/s/ Joel Siomko
Name:	Joel Siomko
Title:	Assistant Vice President

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

MIZUHO BANK, LTD., as Commercial Bank Lender

By:	/s/ Brian Caldwell
Name:	Brian Caldwell
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

MORGAN STANLEY BANK, N.A., as Commercial Bank Lender and Working Capital Lender

By:	/s/ Pat Layton
Name:	Pat Layton
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

ROYAL BANK OF CANADA, as Commercial Bank Lender

By:	/s/ Matthias Wong
Name:	Mattias Wong
Title:	Mattias Wong

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

SUMITOMO MITSUI BANKING CORPORATION, as Commercial Bank Lender and Working Capital Lender

By:	/s/ Toshitake Funaki
Name:	Toshitake Funaki
Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT

Acknowledged and agreed as of the first date set forth above.

COMMONWEALTH BANK OF AUSTRALIA, as Working Capital Lender

By its attorney under Power of Attorney dated 24 June 2013:

Signature of Attorney:	/s/ David Sparling
Name of Attorney: David Sparling

Signed by its duly constituted attorney in the presence of:

Signature of Witness:	/s/ Axelle Anterion
Name of Witness: Axelle Anterion

SIGNATURE PAGE TO AMENDMENT TO THE COMMON TERMS AGREEMENT